INVESTOR INVESTOR PRESENTATION PRESENTATION NYSE: SPA September 2013 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities
Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend”
and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange
Commission.
Related to Onyx, adjusted gross profit and adjusted operating income exclude the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an Onyx customer (“Augustine”) which was excluded from the acquisition.
Adjusted EBITDA related to Onyx represents operating income before depreciation and amortization as adjusted for the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an Onyx customer (“Augustine”) which was excluded from the acquisition.

Investment Considerations
Investment Considerations
Continued EPS
Growth
Established
Growing
Business
Expanded
Gross Margins
Solid
Balance Sheet
Repositioned the
Company for Growth
113 year old business with market leadership in defense and
medical sectors; 19% sales increase in fiscal 2013; 33% year-over-
year adjusted EBITDA increase in fiscal 2013
As of June 30, 2013, $6 million in cash, $10 million borrowed and
$55 million unused line of credit; Completing $3.0 million stock buyback program that was initiated in FY13Q4
Fiscal 2013: 17.4% Fiscal 2010: 15.3%
Fiscal 2012: 17.2% Fiscal 2009: 7.2%
Fiscal 2011: 16.3%
Fiscal 2013: $ 1.17 Fiscal 2010:
$ (0.40)
Fiscal 2012: $ 0.91 Fiscal 2009: $ (1.61)
Fiscal 2011: $ 0.64
All adjusted and include dilution.
New Programs
New Customers
Potential Annualized Revenue 17.7 $  39.4 $
FY12
28
20
23.8 $
FY13
71
12
FY11
14
79

Mission
Mission
Sparton will continue to  differentiate itself as a premier supplier of sophisticated electromechanical devices, sub-assemblies
and related services for highly regulated environments in the
Medical, Military &  Aerospace, and Industrial markets by
leveraging and expanding its capabilities and offerings within the electromechanical value stream.

• Sparton is in one single
line of business
called Electromechanical Devices
• Sparton is currently segmented into three financial reporting business units
Defense & Security
Design and Manufacturing (both as a contractor and OEM)
Medical Device
Contract Design, Manufacturing, and Assembly
Complex Systems
Commonly referred to within legacy Sparton as EMS, but currently consists of circuit card assembly and box build (contract
manufacturing and assembly) outside of the medical and defense markets. In the future, may include electro-mechanical based B2B products as well as EMS services.
• Sparton currently serves three
electronics markets
Our Business
Our Business
– Military & Aerospace
– Medical
– Industrial & Instrumentation

Strategically Located
Strategically Located
• Six domestic and one low-cost country
manufacturing facilities
– De Leon Springs, FL
(Orlando)
– Strongsville, OH
(Cleveland)
– Frederick, CO
(Denver)
– Brooksville, FL
(Tampa)
– Watertown, SD
(Sioux Falls)
– Birdsboro, PA
(Philadelphia)
– Ho Chi Minh City, Viet Nam
– Sparton owns 558,000 square feet of
production facility capacity across the U.S.
and Asia
• 1,442 employees worldwide
• 100+ engineers on staff

Senior Management Team
Senior Management Team
Cary B. Wood, Chief Executive Officer
• Appointed CEO November 2008
• Formerly Chief Operating Officer of Citation Corporation, a private company with foundry, machinery and assembly operations with 20+ years of experience at GM, United Technologies & Elkay
Manufacturing
• Developed a track record with performance turn-around and growth strategies in both private and public company settings
• Appointed CFO in November 2012
• Previously CFO at Paperworks Industries, Thetford Corporation, and Lake City Industries as well as
Corporate Controller for Littelfuse, Inc. and various financial roles at Newell Company.
• 30+ years experience improving manufacturing quality and productivity at companies including
Citation Corporation, Lear Corp. and United Technologies
Mike Osborne, Senior Vice President – Corporate Development
• Responsible for driving corporate and business unit strategic planning and development, M&A activity, business development & customer retention, and investor relations
Steve Korwin, Senior Vice President – Quality & Engineering
• Extensive experience leading manufacturing operations and improving quality processes to increase profitability and sales
Larry Brand, Vice President – Corporate HR
• Considerable experience providing strategic leadership and tactical direction for the overall Human
Resources function to senior management and company leadership teams
Mark Schlei, Chief Financial Officer
Gordon Madlock, Senior Vice President – Operations

Highly regulated market (FDA)

High growth

Blue chip customers

New to outsourcing

Contract design, mfg, and assembly roll-up opportunity

---

Highly regulated market (ITAR, COMSEC)

Moderate growth

Blue chip customers

Preferred supplier status

Contract design, mfg, and assembly roll-up opportunity

---

Moderate growth

Blue chip customers

Preferred supplier status

New to outsourcing

Contract design, mfg, and assembly roll-up opportunity

---

**Complex Systems**

Market Dynamics
Market Dynamics
Medical
Industrial &
Instrumentation
Military &
Aerospace
Computer Automotive Consumer Communication
Electronics Market ($1.3 trillion)
Total 2010 EMS/ODM Outsourced Market: $276 billion
2010 – 2013 Compounded Annual Growth Rate: 7.6%
Defense & Security
Navigation & Exploration Medical
= business segment market focus
Highest growth
sector
No current
customers
Volume &
commodity pricing
resulting in low
margins
OEMs are experts
at outsourcing
High growth
High volume
production drives
lower margins
Outsourcing
mostly in low cost
country regions
Complexity is
general low
Moderate growth
High volume
production drives
lower margins
Outsourcing
mostly in low cost
country regions
OEMs are experts
at outsourcing
Moderate growth
High volume
production drives
lower margins
Outsourcing
mostly in low cost
country regions
OEMs are experts
at outsourcing
Source: Technology Forecasters Inc, Dec. 2010
Market: $15B
Growth: 9.3%
Market: $6B
Growth: 6.2%
Market: $20B
Growth: 6.6%
Market: $10B
Growth: 12.9%
Market: $44B
Growth: 7.8%
Market: $84B
Growth: 6.8%
Market: $98B
Growth: 3.1%
X X X X

Vision
Vision
Sparton will become a $500 million revenue entity by
fiscal 2015 by attaining key market positions in our
primary lines of business and through complementary
and compatible acquisitions; and will consistently
rank in the top half of our peer group in return on
shareholder equity and return on net assets.

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EMS
52%
Medical
29%
DSS
19%

**FY2009 by Segment**
**(Revenue of $221 million)**

Complex
Systems
16%
DSS
29%
Medical
55%

**FY2013 by Segment**
**(Revenue of $266 million)**

Industrial
10%
Medical
48%
MilAero
42%

**FY2013 by Market**
**(Revenue of $266 million)**

| | |
|---|---|
| DSS | 20% - 25% |
| Medical | 13% - 16% |
| Complex Systems | 9% - 12% |

Onyx Backlog
Legacy Backlog
($ in millions)
250
200
150
100
50
0
112.8
113.7
119.3
122.4
137.3
145.5
126.5
146.6
148.4
156.1
211.5
208.8
199.8
FY10Q4
FY11Q1
FY11Q2
FY11Q3
FY11Q4
FY12Q1
FY12Q2
FY12Q3
FY12Q4
FY13Q1
FY13Q2
FY13Q3
FY13Q4

10 Backlog Shifting Revenue Mix To Shifting Revenue Mix To Higher Margin Businesses Higher Margin Businesses FY2014 Target Gross Margin by Segment

• Develop, design, and manufacture security
products, primarily anti-submarine warfare
detection devices for the U.S. and other free-
world governments, and commercially
develop spin-off technology for existing and
alternate markets (Navigation & Exploration)
• One of the two largest sonobuoy producers
– Consumable device lasting approximately 8
hours used to detect submerged submarines
• FY2013 Sales: $77 million, consistently
profitable business
• Visible Business: $86 million in government
funded backlog as of June 30, 2013
• Key Customers:
Defense & Security Systems
Defense & Security Systems
Sonobuoys Navigation Sensors

DoD Estimated ASW Budgets / SPA Historical Spend
Spend ($ in millions)
$31.1
$53.7
$42.4
$42.3
GFY 2008
GFY 2009
GFY 2010
GFY 2011
GFY 2012
GFY 2013
GFY 2014
GFY 2015
Source: Marty Alford, Lobbyist, Nov 2010
Source: Navy Fiscal 2011 Budget Estimate
Source: Historical Navy Spend
Sparton Awards (Actual)

DSS Engineering Activity
# of engineers
$ spend (in millions)
$4.1
$5.0
$6.1
$12.1
$11.2
$10.0
$11.0
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012E
FY2013E
Engineers (FTE)
Engineering Project Spend - Gov't & IR&D ($ in mil)

–
–
–
–
–
–
–

Defense & Security Systems
Defense & Security Systems
Market Outlook
Market Outlook
• Government FY2009 production peak was realized primarily
in Sparton’s FY2011
• Limited risk of a negative impact of sonobuoy sales to the
U.S. Navy if sequestration occurs
• Foreign sales are still somewhat unpredictable although a
sharp increase was seen in the 2
nd
quarter of FY2010 & 1
st
nine months of FY2012
• The Boeing P-8 Poseidon aircraft to become the new
launch vehicle for sonobuoys
Reduced U.S. Navy sonobuoy production volume in Sparton’s
FY2012 will be partially offset by the pursuit of new
developmental engineering funds from the DoD for Antisubmarine
Warfare related applications ($37 million over 5 years of
engineering funds already announced)
Anti-Submarine Warfare budget line item is less than $250
million
Budget is a small fraction of the cost of a single ship
Continued military actions taken by North Korea and China
should have an impact in the use of sonobuoys in that region
The leak of government sensitive information may also put
foreign nations on guard and require more monitoring of their territorial waterways
U.S. Navy plans to buy 117 P-8A anti-submarine warfare, anti-
surface warfare, intelligence, surveillance and reconnaissance aircraft to replace its existing P-3 fleet. Initial operational capability is scheduled for 2013.
The Indian navy signed a contract for eight P-8I aircraft in
January 2009. Boeing will deliver the first P-8I within 48 months of contract signing and the remaining seven by 2015.

sparton
Empowering your Vision

Fenwal™ Blood Technologies

St. Jude Medical

Starkey. Hearing is Our Concern

TearLab

Medical
Medical
• Design and manufacture medical devices
and instruments for the In Vitro Diagnostics
and Therapeutics Device markets
• Work with OEMs and biomedical companies to
interface their core technology into a complex medical
laboratory instrument or point of care device
• Manufacturer of The NeuroStar® TMS Therapy
System, the first and only Transcranial Magnetic
Stimulation (TMS) device cleared by the FDA for the
treatment of depression
• Recurring revenue due to highly regulated
medical industry
• FY2013 Sales: $147 million of consistently
profitable business
• Visible Business: $75 million of backlog as of
June 30, 2013
• Key Customers:
Analyzers
Neurology
Blood Separation

sparton
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Triumph Group, Inc.

Raytheon

ATS American Traffic Solutions™
Making Life Safer and Easier on the Road Ahead™

TASER
PROTECT LIFE

Complex Systems
Complex Systems
• Manufacturer of circuit card assemblies and
electronic based box build products primarily
for the military and commercial aerospace
markets
• New prototyping capabilities to shorten
development and introduction lead times for
customers
• Consolidated business from old and
inefficient sites to state-of-the-art and
technologically advanced facilities in Florida
and Viet Nam for improved efficiencies and
capacity utilization
• FY2013 External Sales: $42 million
• Visible Business: $40 million of backlog as of
June 30, 2013
• Key Customers:
Circuit Board
Assembly
Sub Assembly
Complete System Box Build

Strategic Direction
Strategic Direction
Growth Planning by Segment
Growth Planning by Segment
Vision: Sparton will become a $500 million revenue entity with 10% EBITDA margins by fiscal 2015 by attaining key market positions in our primary lines of business and through complementary and compatible acquisitions; and will strive to be consistently ranked at the top of our peer group in return on shareholder equity and return on net assets.
Navigation & Exploration
Medical
Defense & Security
Complex Systems
Develop new Navigation System and
Acoustic Detection & Communication
products for existing and new markets such
as Defense, Port Security, Oil & Gas, and
Advanced Security Systems.
Continue to lead in Anti-Submarine Warfare
(ASW) device production and related
advanced developmental engineering
projects for the U.S. government.
Continue to make business enhancements to
improve its return on sales by engaging new
and existing customers on contract design
and manufacturing.
Improve market share within the In Vitro
Diagnostics  and Therapeutic Device markets
through geographic expansion and new &
increased vertical offerings.
Pursue complementary and
compatible acquisitions
including B2B products and
other services.
Pursue complementary and
compatible acquisitions
including B2B products and
other services that do not
directly compete with our
customers.

sparton
Empowering your Vision

Strategic M&A
Internal Research & Development (IP)
Targeted Business Development

Growth Investments
Growth Investments
Summary
Summary
Focus:
Use growth investments to achieve sustainable year-over-year revenue and profit increases and to further place protective barriers around Sparton.
Supported by market research & go-to-
market programs
New Programs
New Customers
Potential Annualized Revenue 17.7 $
Internal Research & Development
Fiscal 2011
Gyro-enhanced digital compass
Hydrophone
Fiscal 2012
AHRS-8 Temperature compensated attitude heading reference system
Fiscal 2014
IMU-10 Harsh environment inertial sensing system
39.4 $
FY12
28
20
23.8 $
Acquisitions
New Business Awards
FY13
71
12
FY11
14
79
Fiscal 2014
Aydin Displays
Fiscal 2013
Onyx EMS
Creonix
Fiscal 2012
None
Fiscal 2011
Delphi Medical
Byers Peak
GEDC-6
PHOD-1

• Creonix
– Closed transaction on June 6, 2013
– Manufactures complex electromechanical devices and engineers and manufactures cables and wire harnesses for the Industrial and Military & Aerospace markets
– $12 million of revenue
– Purchase inventory and equipment for $2.1 million
– Consolidating into the Brooksville location by the end of December
• Aydin Displays
– Closed transaction on August 30, 2013
– Develops enhanced flat panel display and touch-screen solutions with application-
critical performance criteria for the Military & Aerospace and Civil Marine.
– $18 million of revenue
– $15 million purchase price plus a potential $6.6 million earnout within 12 months
– Financials reported within DSS segment
Acquisition Updates
Acquisition Updates

18 Financial Highlights Financial Highlights

• Awarded a total of 71 new business programs in our contract services business with potential annualized sales of $39 million.
• Completed the acquisition of certain assets of Creonix, LLC and Onyx
EMS, LLC.  Onyx had net sales of $31.2 million, adjusted operating income of $0.1 million and adjusted EBITDA of $3.3 million.
• Quarter end sales backlog of approximately $200 million, including approximately $32 million from the Company’s newly acquired business.
• Added to the Russell 2000 Index.
• Entered into a new five year banking agreement with BMO Harris Bank providing $65 million of committed credit facilities.
• Recognized a $2.1 million income tax benefit with respect to the
Company’s investments in and advances to its 100% owned Canadian subsidiary.
Fiscal 2013 Highlights
Fiscal 2013 Highlights

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2013
Fiscal 2013
(Adjusted) (Adjusted) (Adjusted)
2013 2012 2013 2012
Net Sales $ 266,015 $ 223,577 $ 266,015 $ 223,577 $    42,438 $    31,189 $    11,249
Gross Profit 45,602 38,502 46,168 38,396 7,772 4,381 3,391
17.1% 17.2% 17.4% 17.2% 14.0%
Selling and Administrative Expense 26,451 22,232 26,451 22,232 (4,219) 2,495 (1,724)
9.9% 9.9% 9.9% 9.9%
Internal R&D Expense 1,300 1,293 1,300 1,293 (7) - (7)
Amortization of intangible assets 1,575 435 1,575 435 (1,140) 1,198 58
Restructuring/impairment charges 55 (68) - - - - -
Other operating expense, net 13 65 13 65 52 - 52
Operating Income 16,270 14,545 16,829 14,371 2,458 688 1,770
6.1% 6.5% 6.3% 6.4% 2.2%
Income Before Provision For Income Tax 16,401 14,586 16,960 14,285 2,675 688 1,987
Provision For  Income Taxes 2,963 5,078 5,015 4,973 (42) 227 (269)
Net Income $    13,638 $      9,508 $    11,945 $      9,312 $      2,633 $         461 $      2,172
5.1% 4.3% 4.5% 4.2%
Income per Share (Basic) $        1.34 $        0.93 $        1.17 $        0.92 $        0.25 $        0.25
Income per Share (Diluted) $        1.33 $        0.93 $        1.17 $        0.91 $        0.26 $        0.26
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 32% effective rates for FY2013 and FY2012, respectively)
Onyx
Legacy YoY
Variance
(Reported) (Adjusted)
Fiscal ended June 30, Fiscal ended June 30,
Total YoY
Variance

Consolidated Financial Results
Consolidated Financial Results
Adjusted EBITDA
Adjusted EBITDA
2013 2012
Net Income $    13,638 $      9,508 $    4,130
Interest expense             518             696          (178)
Interest income            (102)              (94)               (8)
Provision for income taxes          2,763          5,078       (2,315)
Depreciation and amortization          4,761          1,814        2,947
Restructuring/impairment charges                55              (68)            123
Gain on acquisition              (62)                 -              (62)
Gross profit effect of acquisition¹
            566                   -            566
Gross profit effect of acquisition²
                  -            (106)            106
Gain on sale of investment                   -            (127)            127
Adjusted EBITDA $    22,137 $    16,701 $    5,436
8.3% 7.5%
Onyx adjusted EBITDA $      3,291 $               - $    3,291
Adjusted EBITDA without Onyx $    18,846 $    16,701 $    2,145
8.0% 7.5%
1 - Gross profit effect of capitalized profit in inventory from acquisition
2 - Gross profit effect of acquisition contingency settlement
Fiscal ended June 30,
YoY
Variance

sparton
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$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
EPS
Q1
Q2
Q3
Q4
Full Year
$1.17
$0.92
$0.65
FY11
FY12
FY13
FY11
FY12
FY13

22 Quarterly Adjusted EPS Quarterly Adjusted EPS Diluted Diluted

Debt-to-EBITDA
Leverage = 0.5x
Outstanding Debt ($ '000)
Debt:Equity Ratio
50,000
25,000
0
0.45
0.4
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
0.42
0.12
22,959
1,917
1,796
1,669
11,539
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000) Jun-12 Sep-12 Dec-12 Mar-13 Jun-13
Cash and equivalents 46,950 43,096 6,066 4,358 6,085
LOC Availability 16,277 16,012 51,000 52,000 55,000
Total 63,227 59,108 57,066 56,358 61,085
($ in '000)
Jun-12 Sep-12 Dec-12 Mar-13 Jun-13
Credit Revolver - - 14,000 13,000 10,000
IRB (Ohio) 1,669 1,637 1,604 1,572 1,539
Total 1,669 1,637 15,604 14,572 11,539
($ in '000)
Jun-12 Sep-12 Dec-12 Mar-13 Jun-13
Net Inventory 35,102 38,467 45,367 46,928 46,334
Cash Availability
Debt
Inventory

• Implementation of the strategic growth plan
– Continue to grow organically
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
– Further leverage Viet Nam as a low cost country alternative and in-region provider
• Focus on sustained profitability
– Continue margin improvements across the entire company
– Increase capacity utilization
– Continue additional improvements in operating performance through lean and quality efforts
• Complete the integration of Creonix and Aydin Displays
Fiscal 2014 Outlook
Fiscal 2014 Outlook

25 Sparton Corporation NYSE: SPA Cary Wood, President & CEO 425 N. Martingale Road Suite 2050 Schaumburg, IL 60173